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                                                                    Exhibit 99.6

                                                                          Page 1

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES

Beginning of the Month Principal Receivables:              $ 2,662,186,134.57
Beginning of the Month Finance Charge Receivables:         $   123,715,555.73
Beginning of the Month Discounted Receivables:             $             0.00
Beginning of the Month Total Receivables:                  $ 2,785,901,690.30


Removed Principal Receivables:                             $             0.00
Removed Finance Charge Receivables:                        $             0.00
Removed Total Receivables:                                 $             0.00


Additional Principal Receivables:                          $   457,243,563.96
Additional Finance Charge Receivables:                     $    24,096,331.49
Additional Total Receivables:                              $   481,339,895.45


Discounted Receivables Generated this Period:              $             0.00


End of the Month Principal Receivables:                    $ 3,082,917,047.88
End of the Month Finance Charge Receivables:               $   149,202,144.54
End of the Month Discounted Receivables:                   $             0.00
End of the Month Total Receivables:                        $ 3,232,119,192.42


Special Funding Account Balance                            $             0.00
Aggregate Invested Amount (all Master Trust Series)        $ 2,300,000,000.00
End of the Month Transferor Amount                         $   782,917,047.88
End of the Month Transferor Percentage                                  25.40%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                RECEIVABLES


       30-59 Days Delinquent                               $    63,797,998.85
       60-89 Days Delinquent                               $    45,398,618.64
       90+ Days Delinquent                                 $    86,915,266.31
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                                                                          Page 2

       Total 30+ Days Delinquent                            $ 196,111,883.80
       Delinquent Percentage                                            6.07%

Defaulted Accounts During the Month                         $  18,207,054.22
Annualized Default Percentage                                           8.21%

Principal Collections                                         346,386,216.49
Principal Payment Rate                                                 13.01%

Total Payment Rate                                                     13.98%


INVESTED AMOUNTS

       Class A Initial Invested Amount                      $ 369,000,000.00
       Class B Initial Invested Amount                      $  38,250,000.00
       Class C Initial Invested Amount                      $  42,750,000.00

INITIAL INVESTED AMOUNT                                     $ 450,000,000.00

       Class A Invested Amount                              $ 369,000,000.00
       Class B Invested Amount                              $  38,250,000.00
       Class C Invested Amount                              $  42,750,000.00

INVESTED AMOUNT                                             $ 450,000,000.00

FLOATING ALLOCATION PERCENTAGE                                         16.60%
PRINCIPAL ALLOCATION PERCENTAGE                                        16.60%

MONTHLY SERVICING FEE                                       $     562,500.00

INVESTOR DEFAULT AMOUNT                                     $   3,022,298.17


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                            82.00%

       Class A Finance Charge Collections                   $   6,306,516.38
       Other Amounts                                        $           0.00

TOTAL CLASS A AVAILABLE FUNDS                               $   6,306,516.38
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                                                                          Page 3

       Class A Monthly Interest                             $     2,014,240.31
       Class A Servicing Fee                                $       461,250.00
       Class A Investor Default Amount                      $     2,478,284.50

TOTAL CLASS A EXCESS SPREAD                                 $     1,352,741.57


REQUIRED AMOUNT                                             $             0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                               8.50%

       Class B Finance Charge Collections                   $       653,724.27
       Other Amounts                                        $             0.00

TOTAL CLASS B AVAILABLE FUNDS                               $       653,724.27

       Class B Monthly Interest                             $       215,726.02
       Class B Servicing Fee                                $        47,812.50

TOTAL CLASS B EXCESS SPREAD                                 $       390,185.75
CLASS B INVESTOR DEFAULT AMOUNT                                     256,895.34
CLASS B REQUIRED AMOUNT                                             256,895.34


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                         $     2,420,122.82


       Excess Spread Applied to Class A Required Amount     $             0.00

       Excess Spread Applied to Class A Investor

       Charge Offs                                          $             0.00

       Excess Spread Applied to Class B
       Required Amount                                      $       256,895.34

       Excess Spread Applied to Reductions of
       Class B Invested Amount                              $             0.00
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                                                                          Page 4

       Excess Spread Applied to Class C Required Amount           $  549,747.31

       Excess Spread Applied to Reductions of
       Class C Invested Amount                                    $        0.00

       Excess Spread Applied to Monthly Cash                      $   93,750.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral                   $        0.00
       Account

       Excess Spread Applied to Spread Account                    $1,519,730.17

       Excess Spread Applied to Reserve Account                   $        0.00

       Excess Spread Applied to other amounts owed                $        0.00
       Cash Collateral Depositor

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders                   $        0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                       $        0.00


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                 $        0.00


SERIES 1996-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                    $        0.00
SERIES 1996-A

       Excess Finance Charge Collections Applied to
       Class A Required Amount                                    $        0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                               $        0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                                    $        0.00
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                                                                          Page 5

       Excess Finance Charge Collections Applied to
       Reductions of Class B Invested Amount                    $          0.00

       Excess Finance Charge Collections Applied to
       Class C Required Amount                                  $          0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class C Invested Amount                    $          0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                              $          0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor             $          0.00

       Excess Finance Charge Collections Applied to
       other amounts owed to Spread Account Residual Interest
       Holders                                                  $          0.00


YIELD AND BASE RATE --

       Base Rate (Current Month)                                           8.88%
       Base Rate (Prior Month)                                             8.90%
       Base Rate (Two Months Ago)                                          8.77%

THREE MONTH AVERAGE BASE RATE                                              8.85%

       Portfolio Yield (Current Month)                                    12.45%
       Portfolio Yield (Prior Month)                                      12.69%
       Portfolio Yield (Two Months Ago)                                    9.65%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       11.60%


PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                     $ 57,284,062.54

INVESTOR DEFAULT AMOUNT                                         $  3,022,298.17

REALLOCATED PRINCIPAL COLLECTIONS

                 Allocable to Class C Interests                 $          0.00

                 Allocable to Class B Certificates              $          0.00
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                                                                          Page 6

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER SERIES        $          0.00

CLASS A SCHEDULED AMORTIZATION --

       Controlled Amortization Amount                           $          0.00
       Deficit Controlled Amortization Amount                   $          0.00

CONTROLLED DEPOSIT AMOUNT                                       $          0.00


CLASS B SCHEDULED AMORTIZATION --

       Controlled Accumulation Amount                           $          0.00
       Deficit Controlled Accumulation Amount                   $          0.00

CONTROLLED DEPOSIT AMOUNT                                       $          0.00


EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL             $ 60,306,360.71
SHARING

INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                    $          0.00

CLASS B INVESTOR CHARGE OFFS                                    $          0.00

CLASS C INVESTOR CHARGE OFFS                                    $          0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                         $          0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                         $          0.00
PREVIOUS CLASS C CHARGE OFFS REIMBURSED                         $          0.00

CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                          $ 13,500,000.00
       Available Cash Collateral Amount                         $ 13,500,000.00
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                                                                          Page 7

TOTAL DRAW AMOUNT                                             $       0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $       0.00


                                       First USA Bank, National Association
                                       as Servicer

                                       By:  /s/ Tracie H. Klein
                                          --------------------------------
                                             Tracie H. Klein
                                             First Vice President